Income Tax	6 Months Ended
Jun. 30, 2023
Income Tax [Abstract]
Income tax

Note 9. Income tax

Income tax recognized through profit or loss

Income tax expense is recognized at an amount determined by multiplying the profit before tax for the interim reporting period by management’s best estimate of the weighted-average annual income tax rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax rate in the condensed consolidated interim financial statements may differ from management’s estimate of the effective tax rate for the annual financial statements.

The Group’s consolidated income (loss) before tax for the three and six months ended June 30, 2023 amounts to $37,936 and $46,816(for the three and six months ended June 30, 2022: $(9,293) and $12,822). The income tax expense for the three and six months ended June 30, 2023 was $(10,981) and $(13,240) (for the three and six months ended June 30, 2022: $2,374 and $(3,295)). The Group’s consolidated effective tax rate with respect to continuing operations for the six months ended June 30, 2023 was 28.28% (for the six months ended June 30, 2022: 25.64%) The change in the consolidated effective tax rate was mainly caused by the following factors: (i) Optimization of the use of tax credits, tax rate changed from 25% up to 30% in Colombia, and (ii) by concentration of profits in countries where the tax rate is higher.

The tax rate used for the six months ended June 30, 2023 represents the tax rate of 35% (for the six months ended June 30, 2022: 35%) on the taxable income payable by the most representative entities of the Group in Colombia, in accordance with the tax laws of said jurisdiction. Taxation for other jurisdictions is calculated at the rates prevailing in the respective jurisdiction.